Principal joint ventures (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of joint ventures [abstract]
Summary of principal joint ventures

Company and country of incorporation/operation	Principal activities	Number of shares held	Class of shares held	Proportion of class held (%)	Group interest (%)
Chile
Minera Escondida Ltda(a)	Copper mining and refining	—	—	—	30
Oman
Sohar Aluminium Co. L.L.C.(b)	Aluminium smelting; power generation	37,500	Ordinary	20	20
This list includes only those joint ventures that have a more significant impact on the profit or operating assets of the Group. Refer to note 44 for a list of related undertakings.
The Group’s principal joint ventures are held by intermediate holding companies and not directly by Rio Tinto plc or Rio Tinto Limited.
(a)Although the Group has a 30% interest in Minera Escondida Ltda, participant and management agreements provide for an Owners’ Council whereby significant commercial and operational decisions about the relevant activities that significantly affect the returns that are generated in effect require the joint approval of both Rio Tinto and BHP (holders of a 57.5% interest). It is therefore determined that Rio Tinto has joint control.
The year-end of Minera Escondida Ltda is 30 June. The amounts included in the consolidated financial statements of Rio Tinto are, however, based on financial statements of Minera Escondida Limitada that are coterminous with those of the Group.
(b)Although the Group holds a 20% interest in Sohar Aluminium Co. L.L.C, decisions about relevant activities that significantly affect the returns that are generated require agreement of all parties to the arrangement. It is therefore determined that Rio Tinto has joint control.
This summarised financial information is shown on a 100% basis. It represents the amounts shown in the joint ventures’ financial statements prepared in accordance with IFRS under Group accounting policies, including fair value adjustments and amounts due to and from Rio Tinto.

	Minera Escondida Ltda(c) 2021 US$m	Minera Escondida Ltda(c) 2020 US$m	Sohar Aluminum Co.L.L.C.(d) 2021 US$m	Sohar Aluminum Co.L.L.C.(d) 2020 US$m
Revenue	9,783	7,650	900	640
Depreciation and amortisation	(1,160)	(1,427)	(115)	(115)
Impairment charges (note 6)	—	—	—	(1,100)
Other operating costs	(3,066)	(2,756)	(510)	(430)
Operating profit/(loss)	5,557	3,467	275	(1,005)
Finance expense	(134)	(137)	(30)	(20)
Income tax	(2,133)	(1,197)	(35)	(15)
Profit/(loss) after tax	3,290	2,133	210	(1,040)
Other comprehensive profit/(loss)	40	(40)	—	—
Total comprehensive income/(loss)	3,330	2,093	210	(1,040)
Non-current assets	11,490	11,833	1,765	1,850
Current assets	2,857	3,107	360	270
Current liabilities	(2,017)	(1,813)	(175)	(675)
Non-current liabilities	(4,633)	(4,560)	(730)	(200)
Net assets	7,697	8,567	1,220	1,245
Assets and liabilities above include:
– cash and cash equivalents	857	1,103	45	30
– current financial liabilities	(550)	(790)	(40)	(565)
– non-current financial liabilities	(2,660)	(2,560)	(560)	(30)
Dividends received from joint venture (Rio Tinto share)	1,374	585	47	—
Reconciliation of the above amounts to the investment recognised in the Group balance sheet

Group interest	30%	30%	20%	20%
Net assets	7,697	8,567	1,220	1,245
Group’s ownership interest	2,309	2,570	244	249
Carrying value of Group’s interest	2,309	2,570	244	249
(c)In addition to its “Investment in equity accounted units”, the Group recognises deferred tax liabilities of US$322 million (2020: US$358 million) relating to tax on unremitted earnings of equity accounted units.
(d)As part of the project financing agreements, there are certain restrictions on the ability of Sohar Aluminium Co. L.L.C to make shareholder distributions.